Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER

	2013		2012		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$17,877	100.0	$16,475	100.0	8.5
Cost of products sold	5,489	30.7	5,143	31.2	6.7
Selling, marketing and administrative expenses	5,376	30.1	4,965	30.1	8.3
Research and development expense	1,946	10.9	1,766	10.7	10.2
In-process research and development	—	—	429	2.6
Interest (income) expense, net	101	0.6	129	0.8
Other (income) expense, net	172	0.9	2,008	12.2
Earnings before provision for taxes on income	4,793	26.8	2,035	12.4	135.5
Provision for taxes on income	960	5.4	627	3.9	53.1
Net earnings	$3,833	21.4	$1,408	8.5	172.2

Net earnings per share (Diluted)	$1.33		$0.50		166.0

Average shares outstanding (Diluted)	2,893.0		2,798.2

Effective tax rate	20.0%		30.8%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$5,359	30.0	$4,646	28.2	15.3
Net earnings	$4,289	24.0	$3,644	22.1	17.7
Net earnings per share (Diluted)	$1.48		$1.30		13.8
Effective tax rate	20.0%		21.6%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS

	2013		2012		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$35,382	100.0	$32,614	100.0	8.5
Cost of products sold	11,043	31.2	10,058	30.8	9.8
Selling, marketing and administrative expenses	10,599	30.0	9,980	30.6	6.2
Research and development expense	3,730	10.5	3,411	10.5	9.4
In-process research and development	64	0.2	429	1.3
Interest (income) expense, net	205	0.6	259	0.8
Other (income) expense, net	687	1.9	1,397	4.3
Earnings before provision for taxes on income	9,054	25.6	7,080	21.7	27.9
Provision for taxes on income	1,724	4.9	1,762	5.4	(2.2)
Net earnings	$7,330	20.7	$5,318	16.3	37.8

Net earnings per share (Diluted)	$2.55		$1.91		33.5

Average shares outstanding (Diluted)	2,878.8		2,792.4

Effective tax rate	19.0%		24.9%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$10,429	29.5	$9,574	29.4	8.9
Net earnings	$8,396	23.7	$7,448	22.8	12.7
Net earnings per share (Diluted)	$2.92		$2.67		9.4
Effective tax rate	19.5%		22.2%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2013	2012	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$1,326	1,313	1.0%	1.0	—
International	2,332	2,306	1.1	2.0	(0.9)
	3,658	3,619	1.1	1.7	(0.6)

Pharmaceutical
U.S.	3,377	3,094	9.1	9.1	—
International	3,648	3,197	14.1	16.5	(2.4)
	7,025	6,291	11.7	12.9	(1.2)

Med Devices & Diagnostics
U.S.	3,243	2,953	9.8	9.8	—
International	3,951	3,612	9.4	13.7	(4.3)
	7,194	6,565	9.6	12.0	(2.4)

U.S.	7,946	7,360	8.0	8.0	—
International	9,931	9,115	9.0	11.8	(2.8)
Worldwide	$17,877	16,475	8.5%	10.0	(1.5)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2013	2012	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$2,674	2,629	1.7%	1.7	—
International	4,659	4,585	1.6	2.9	(1.3)
	7,333	7,214	1.6	2.4	(0.8)

Pharmaceutical
U.S.	6,848	6,120	11.9	11.9	—
International	6,945	6,304	10.2	12.4	(2.2)
	13,793	12,424	11.0	12.1	(1.1)

Med Devices & Diagnostics
U.S.	6,449	5,830	10.6	10.6	—
International	7,807	7,146	9.2	12.9	(3.7)
	14,256	12,976	9.9	12.0	(2.1)

U.S.	15,971	14,579	9.5	9.5	—
International	19,411	18,035	7.6	10.2	(2.6)
Worldwide	$35,382	32,614	8.5%	9.9	(1.4)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2013	2012	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$7,946	7,360	8.0%	8.0	—

Europe	4,672	4,165	12.2	11.4	0.8
Western Hemisphere excluding U.S.	1,905	1,728	10.2	14.0	(3.8)
Asia-Pacific, Africa	3,354	3,222	4.1	11.0	(6.9)
International	9,931	9,115	9.0	11.8	(2.8)

Worldwide	$17,877	$16,475	8.5%	10.0	(1.5)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2013	2012	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$15,971	14,579	9.5%	9.5	—

Europe	9,153	8,359	9.5	8.8	0.7
Western Hemisphere excluding U.S.	3,688	3,442	7.1	11.5	(4.4)
Asia-Pacific, Africa	6,570	6,234	5.4	11.4	(6.0)
International	19,411	18,035	7.6	10.2	(2.6)

Worldwide	$35,382	$32,614	8.5%	9.9	(1.4)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Second Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2013	2012	(Decr.)

Earnings before provision for taxes on income - as reported	$4,793	2,035	135.5%

Intangible asset write-downs	—	939

Litigation expenses	375	669

Synthes integration/transaction costs and currency related	122	574

In-process research and development	—	429

DePuy ASR™ Hip program	69	—

Other	—	—

Earnings before provision for taxes on income - as adjusted	$5,359	4,646	15.3%

Net Earnings - as reported	$3,833	1,408	172.2%

Intangible asset write-downs	—	717

Litigation expenses	308	611

Synthes integration/transaction costs and currency related	87	564

In-process research and development	—	344

DePuy ASR™ Hip program	61	—

Other	—	—

Net Earnings - as adjusted	$4,289	3,644	17.7%

Diluted Net Earnings per share - as reported	$1.33	0.50	166.0%

Intangible asset write-downs	—	0.26

Litigation expenses	0.10	0.22

Synthes integration/transaction costs and currency related	0.03	0.20

In-process research and development	—	0.12

DePuy ASR™ Hip program	0.02	—

Other	—	—

Diluted Net Earnings per share - as adjusted	$1.48	1.30	13.8%

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Six Months YTD		% Incr. /
(Dollars in Millions Except Per Share Data)	2013	2012	(Decr.)

Earnings before provision for taxes on income - as reported	$9,054	$7,080	27.9%

Intangible asset write-downs	—	939

Litigation expenses	904	669

Synthes integration/transaction costs and currency related	380	457

In-process research and development	64	429

DePuy ASR™ Hip program	82	—

Other	(55)	—

Earnings before provision for taxes on income - as adjusted	$10,429	9,574	8.9%

Net Earnings - as reported	$7,330	5,318	37.8%

Intangible asset write-downs	—	717

Litigation expenses	699	611

Synthes integration/transaction costs and currency related	270	458

In-process research and development	42	344

DePuy ASR™ Hip program	91	—

Other	(36)	—

Net Earnings - as adjusted	$8,396	7,448	12.7%

Diluted Net Earnings per share - as reported	$2.55	1.91	33.5%

Intangible asset write-downs	—	0.26

Litigation expenses	0.24	0.22

Synthes integration/transaction costs and currency related	0.09	0.16

In-process research and development	0.02	0.12

DePuy ASR™ Hip program	0.03	—

Other	(0.01)	—

Diluted Net Earnings per share - as adjusted	$2.92	2.67	9.4%

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2) (4)

BABY CARE
US	$106	106	0.0%	0.0%	—%
Intl	480	472	1.7	3.8	(2.1)
WW	586	578	1.4	3.1	(1.7)

ORAL CARE
US	149	159	(6.3)	(6.3)	—
Intl	257	249	3.2	4.3	(1.1)
WW	406	408	(0.5)	0.2	(0.7)

OTC(3)
US	290	247	17.4	17.4	—
Intl	641	636	0.8	0.9	(0.1)
WW	931	883	5.4	5.4	0.0

SKIN CARE
US	463	471	(1.7)	(1.7)	—
Intl	445	442	0.7	1.0	(0.3)
WW	908	913	(0.5)	(0.4)	(0.1)

WOMEN'S HEALTH
US	84	80	5.0	5.0	—
Intl	327	322	1.6	3.4	(1.8)
WW	411	402	2.2	3.6	(1.4)

WOUND CARE/OTHER(3)
US	234	250	(6.4)	(6.4)	—
Intl	182	185	(1.6)	(1.4)	(0.2)
WW	416	435	(4.4)	(4.3)	(0.1)

TOTAL CONSUMER
US	1,326	1,313	1.0	1.0	—
Intl	2,332	2,306	1.1	2.0	(0.9)
WW	$3,658	3,619	1.1%	1.7%	(0.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$1,578	1,471	7.3%	7.3%	—%
Intl	663	448	48.0	51.5	(3.5)
WW	2,241	1,919	16.8	17.6	(0.8)
REMICADE
US	926	890	4.0	4.0	—
US Exports (5)	332	366	(9.3)	(9.3)	—
Intl	414	267	55.1	58.2	(3.1)
WW	1,672	1,523	9.8	10.3	(0.5)
SIMPONI
US	87	63	38.1	38.1	—
Intl	88	62	41.9	48.3	(6.4)
WW	175	125	40.0	43.2	(3.2)
STELARA
US	233	152	53.3	53.3	—
Intl	138	96	43.8	45.4	(1.6)
WW	371	248	49.6	50.2	(0.6)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	23	23	0.0	1.1	(1.1)
WW	23	23	0.0	1.1	(1.1)

INFECTIOUS DISEASES
US	259	237	9.3	9.3	—
Intl	711	551	29.0	30.2	(1.2)
WW	970	788	23.1	23.9	(0.8)
INCIVO
US	—	—	—	—	—
Intl	172	102	68.6	71.8	(3.2)
WW	172	102	68.6	71.8	(3.2)
INTELENCE
US	44	42	4.8	4.8	—
Intl	59	49	20.4	21.0	(0.6)
WW	103	91	13.2	13.5	(0.3)
PREZISTA
US	196	166	18.1	18.1	—
Intl	239	207	15.5	16.0	(0.5)
WW	435	373	16.6	16.9	(0.3)
OTHER INFECTIOUS DISEASES
US	19	29	(34.5)	(34.5)	—
Intl	241	193	24.9	25.8	(0.9)
WW	260	222	17.1	17.9	(0.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$626	658	(4.9)%	(4.9)%	—%
Intl	1,054	1,056	(0.2)	3.8	(4.0)
WW	1,680	1,714	(2.0)	0.4	(2.4)
CONCERTA/METHYLPHENIDATE
US	85	146	(41.8)	(41.8)	—
Intl	130	122	6.6	8.9	(2.3)
WW	215	268	(19.8)	(18.7)	(1.1)
INVEGA
US	76	76	0.0	0.0	—
Intl	74	66	12.1	18.3	(6.2)
WW	150	142	5.6	8.4	(2.8)
INVEGA SUSTENNA/XEPLION
US	158	120	31.7	31.7	—
Intl	132	75	76.0	75.0	1.0
WW	290	195	48.7	48.3	0.4
RISPERDAL CONSTA
US	107	110	(2.7)	(2.7)	—
Intl	229	245	(6.5)	(3.7)	(2.8)
WW	336	355	(5.4)	(3.5)	(1.9)
OTHER NEUROSCIENCE
US	200	206	(2.9)	(2.9)	—
Intl	489	548	(10.8)	(5.5)	(5.3)
WW	689	754	(8.6)	(4.8)	(3.8)

ONCOLOGY
US	206	119	73.1	73.1	—
Intl	679	467	45.4	48.1	(2.7)
WW	885	586	51.0	53.2	(2.2)
VELCADE
US	—	—	—	—	—
Intl	379	318	19.2	22.7	(3.5)
WW	379	318	19.2	22.7	(3.5)
ZYTIGA
US	174	113	54.0	54.0	—
Intl	221	119	85.7	85.2	0.5
WW	395	232	70.3	70.0	0.3
OTHER ONCOLOGY
US	32	6	*	*	—
Intl	79	30	*	*	(7.4)
WW	111	36	*	*	(6.1)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

TOTAL OTHER
US	$708	609	16.3%	16.3%	—%
Intl	541	675	(19.9)	(19.9)	0.0
WW	1,249	1,284	(2.7)	(2.7)	0.0
ACIPHEX/PARIET
US	97	104	(6.7)	(6.7)	—
Intl	59	128	(53.9)	(54.0)	0.1
WW	156	232	(32.8)	(32.8)	0.0
PROCRIT/EPREX
US	190	232	(18.1)	(18.1)	—
Intl	145	169	(14.2)	(14.6)	0.4
WW	335	401	(16.5)	(16.7)	0.2
XARELTO
US	189	49	*	*	—
Intl	—	—	—	—	—
WW	189	49	*	*	—
OTHER
US	232	224	3.6	3.6	—
Intl	337	378	(10.8)	(10.5)	(0.3)
WW	569	602	(5.5)	(5.3)	(0.2)

TOTAL PHARMACEUTICAL
US	3,377	3,094	9.1	9.1	—
Intl	3,648	3,197	14.1	16.5	(2.4)
WW	$7,025	6,291	11.7%	12.9%	(1.2)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2)

CARDIOVASCULAR CARE
US	$204	195	4.6%	4.6%	—%
Intl	325	309	5.2	9.6	(4.4)
WW	529	504	5.0	7.7	(2.7)

DIABETES CARE
US	259	337	(23.1)	(23.1)	—
Intl	330	336	(1.8)	(0.5)	(1.3)
WW	589	673	(12.5)	(11.8)	(0.7)

DIAGNOSTICS
US	241	258	(6.6)	(6.6)	—
Intl	242	256	(5.5)	(1.5)	(4.0)
WW	483	514	(6.0)	(4.0)	(2.0)

INFECTION PREVENTION/OTHER
US	95	99	(4.0)	(4.0)	—
Intl	139	131	6.1	12.3	(6.2)
WW	234	230	1.7	5.2	(3.5)

ORTHOPAEDICS
US	1,274	873	45.9	45.9	—
Intl	1,111	755	47.2	52.4	(5.2)
WW	2,385	1,628	46.5	48.9	(2.4)

SPECIALTY SURGERY
US	331	336	(1.5)	(1.5)	—
Intl	325	310	4.8	7.5	(2.7)
WW	656	646	1.5	2.8	(1.3)

SURGICAL CARE
US	577	602	(4.2)	(4.2)	—
Intl	1,011	1,038	(2.6)	0.6	(3.2)
WW	1,588	1,640	(3.2)	(1.2)	(2.0)

VISION CARE
US	262	253	3.6	3.6	—
Intl	468	477	(1.9)	6.4	(8.3)
WW	730	730	0.0	5.4	(5.4)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	3,243	2,953	9.8	9.8	—
Intl	3,951	3,612	9.4	13.7	(4.3)
WW	$7,194	6,565	9.6%	12.0%	(2.4)%
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2013	2012	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2) (4)

BABY CARE
US	$209	205	2.0%	2.0%	—%
Intl	941	913	3.1	5.7	(2.6)
WW	1,150	1,118	2.9	5.0	(2.1)

ORAL CARE
US	307	314	(2.2)	(2.2)	—
Intl	502	481	4.4	5.8	(1.4)
WW	809	795	1.8	2.6	(0.8)

OTC (3)
US	644	538	19.7	19.7	—
Intl	1,330	1,296	2.6	3.0	(0.4)
WW	1,974	1,834	7.6	7.9	(0.3)

SKIN CARE
US	916	924	(0.9)	(0.9)	—
Intl	894	896	(0.2)	0.3	(0.5)
WW	1,810	1,820	(0.5)	(0.3)	(0.2)

WOMEN'S HEALTH
US	165	173	(4.6)	(4.6)	—
Intl	647	638	1.4	4.1	(2.7)
WW	812	811	0.1	2.2	(2.1)

WOUND CARE/OTHER (3)
US	433	475	(8.8)	(8.8)	—
Intl	345	361	(4.4)	(4.0)	(0.4)
WW	778	836	(6.9)	(6.7)	(0.2)

TOTAL CONSUMER
US	2,674	2,629	1.7	1.7	—
Intl	4,659	4,585	1.6	2.9	(1.3)
WW	$7,333	7,214	1.6%	2.4%	(0.8)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$3,217	2,924	10.0%	10.0%	—%
Intl	1,228	890	38.0	40.9	(2.9)
WW	4,445	3,814	16.5	17.2	(0.7)
REMICADE
US	1,896	1,772	7.0	7.0	—
US Exports (5)	681	744	(8.5)	(8.5)	—
Intl	695	528	31.6	34.0	(2.4)
WW	3,272	3,044	7.5	7.9	(0.4)
SIMPONI
US	181	127	42.5	42.5	—
Intl	231	114	*	*	(4.5)
WW	412	241	71.0	73.5	(2.5)
STELARA
US	459	281	63.3	63.3	—
Intl	258	188	37.2	38.4	(1.2)
WW	717	469	52.9	53.4	(0.5)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	44	60	(26.7)	(26.1)	(0.6)
WW	44	60	(26.7)	(26.1)	(0.6)

INFECTIOUS DISEASES
US	497	479	3.8	3.8	—
Intl	1,288	1,064	21.1	22.2	(1.1)
WW	1,785	1,543	15.7	16.5	(0.8)
INCIVO
US	—	—	—	—	—
Intl	334	234	42.7	45.4	(2.7)
WW	334	234	42.7	45.4	(2.7)
INTELENCE
US	91	85	7.1	7.1	—
Intl	101	86	17.4	18.0	(0.6)
WW	192	171	12.3	12.6	(0.3)
PREZISTA
US	363	326	11.3	11.3	—
Intl	439	371	18.3	18.7	(0.4)
WW	802	697	15.1	15.3	(0.2)
OTHER INFECTIOUS DISEASES
US	43	68	(36.8)	(36.8)	—
Intl	414	373	11.0	11.9	(0.9)
WW	457	441	3.6	4.3	(0.7)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$1,372	1,332	3.0%	3.0%	—%
Intl	2,052	2,029	1.1	4.6	(3.5)
WW	3,424	3,361	1.9	4.0	(2.1)
CONCERTA/METHYLPHENIDATE
US	224	343	(34.7)	(34.7)	—
Intl	247	233	6.0	7.9	(1.9)
WW	471	576	(18.2)	(17.4)	(0.8)
INVEGA
US	147	145	1.4	1.4	—
Intl	135	118	14.4	19.9	(5.5)
WW	282	263	7.2	9.7	(2.5)
INVEGA SUSTENNA/XEPLION
US	322	220	46.4	46.4	—
Intl	252	136	85.3	84.4	0.9
WW	574	356	61.2	60.9	0.3
RISPERDAL CONSTA
US	213	223	(4.5)	(4.5)	—
Intl	458	493	(7.1)	(4.9)	(2.2)
WW	671	716	(6.3)	(4.8)	(1.5)
OTHER NEUROSCIENCE
US	466	401	16.2	16.2	—
Intl	960	1,049	(8.5)	(3.7)	(4.8)
WW	1,426	1,450	(1.7)	1.8	(3.5)

ONCOLOGY
US	405	226	79.2	79.2	—
Intl	1,274	956	33.3	35.8	(2.5)
WW	1,679	1,182	42.0	44.0	(2.0)
VELCADE
US	—	—	—	—	—
Intl	732	671	9.1	12.1	(3.0)
WW	732	671	9.1	12.1	(3.0)
ZYTIGA
US	335	213	57.3	57.3	—
Intl	404	219	84.5	84.4	0.1
WW	739	432	71.1	71.1	0.0
OTHER ONCOLOGY
US	70	13	*	*	—
Intl	138	66	*	*	(6.0)
WW	208	79	*	*	(5.0)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

TOTAL OTHER
US	$1,357	1,159	17.1%	17.1%	—%
Intl	1,103	1,365	(19.2)	(18.6)	(0.6)
WW	2,460	2,524	(2.5)	(2.2)	(0.3)
ACIPHEX/PARIET
US	200	200	0.0	0.0	—
Intl	108	254	(57.5)	(57.3)	(0.2)
WW	308	454	(32.2)	(32.1)	(0.1)
PROCRIT/EPREX
US	423	436	(3.0)	(3.0)	—
Intl	290	341	(15.0)	(15.3)	0.3
WW	713	777	(8.2)	(8.3)	0.1
XARELTO
US	347	76	*	*	—
Intl	—	—	—	—	—
WW	347	76	*	*	—
OTHER
US	387	447	(13.4)	(13.4)	—
Intl	705	770	(8.4)	(7.4)	(1.0)
WW	1,092	1,217	(10.3)	(9.7)	(0.6)

TOTAL PHARMACEUTICAL
US	6,848	6,120	11.9	11.9	—
Intl	6,945	6,304	10.2	12.4	(2.2)
WW	$13,793	12,424	11.0%	12.1%	(1.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2013	2012	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2)

CARDIOVASCULAR CARE
US	$402	371	8.4%	8.4%	—%
Intl	640	615	4.1	8.0	(3.9)
WW	1,042	986	5.7	8.1	(2.4)
DIABETES CARE
US	542	689	(21.3)	(21.3)	—
Intl	647	654	(1.1)	0.2	(1.3)
WW	1,189	1,343	(11.5)	(10.9)	(0.6)
DIAGNOSTICS
US	489	511	(4.3)	(4.3)	—
Intl	471	515	(8.5)	(4.7)	(3.8)
WW	960	1,026	(6.4)	(4.5)	(1.9)
INFECTION PREVENTION/OTHER
US	180	215	(16.3)	(16.3)	—
Intl	266	259	2.7	8.2	(5.5)
WW	446	474	(5.9)	(2.9)	(3.0)
ORTHOPAEDICS
US	2,535	1,656	53.1	53.1	—
Intl	2,235	1,465	52.6	56.3	(3.7)
WW	4,770	3,121	52.8	54.5	(1.7)
SPECIALTY SURGERY
US	650	663	(2.0)	(2.0)	—
Intl	633	611	3.6	6.2	(2.6)
WW	1,283	1,274	0.7	1.9	(1.2)
SURGICAL CARE
US	1,108	1,195	(7.3)	(7.3)	—
Intl	1,988	2,070	(4.0)	(1.0)	(3.0)
WW	3,096	3,265	(5.2)	(3.3)	(1.9)
VISION CARE
US	543	530	2.5	2.5	—
Intl	927	957	(3.1)	4.1	(7.2)
WW	1,470	1,487	(1.1)	3.5	(4.6)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	6,449	5,830	10.6	10.6	—
Intl	7,807	7,146	9.2	12.9	(3.7)
WW	$14,256	12,976	9.9%	12.0%	(2.1)%
*Percentage greater than 100%
(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Nutritionals now reflected in Wound Care/Other, previously reported in OTC/Nutritionals
(4) Prior year amounts have been reclassified to conform to current year product disclosure
(5) Reported as U.S. sales

Johnson & Johnson
Segment Sales
(Dollars in Millions)

Supplemental Sales Information
	2012					2013
	Q1	Q2	Q3	Q4	FY	Q1
OTC
US	$291	247	263	273	1,074	354
Intl	660	636	653	743	2,692	689
WW	951	883	916	1,016	3,766	1,043

WOUND CARE/OTHER
US	225	250	214	195	884	199
Intl	176	185	163	152	676	163
WW	$401	435	377	347	1,560	362